KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                       919 THIRD AVENUE
                                 NEW YORK, N.Y. 10022 - 3852


TEL (212) 715-9100                                      47, Avenue Hoche
FAX (212) 715-8000                                        75008 Paris
                                                            France




                                 April 11, 2000

Gintel Fund
6 Greenwich Office Park
Greenwich, CT 06831


        Re:    Post-Effective Amendment No. 23 to
               Registration Statement on Form N-1A
               File No. 2-70207
               ------------------------------------


Gentlemen:

               We hereby consent to the reference to our firm as counsel in this Registration Statement on Form N-1A.

                                      Very truly yours,


                                        /s/ Kramer Levin Naftalis & Frankel LLP